UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2022
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AVEO Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Winter Street Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (857) 400-0101
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVEO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2022, AVEO Pharmaceuticals, Inc. (the “Company”) entered into an office lease agreement (the “Office Lease”) with TFC 30 Winter, LLC (the “Landlord”) to lease 6,465 square feet of office space located at 30 Winter Street, Boston, Massachusetts 02108 (the “Premises”). The purpose of the Office Lease is to allow the Company to continue leasing the Company’s current office space following the expiration of the Company’s current lease agreement for an additional two years beginning on November 30, 2022 (the "commencement date") and ending on November 29, 2024 (the "expiration date"). The Company has the ability to extend the term of the Office Lease for three additional years following the expiration date.

Under the terms of the Office Lease, starting on the commencement date, the Company will lease the Premises for $26,937.50 per month in base rent for the first twelve months and $27,476.25 per month for the remaining twelve months until the expiration date, each exclusive of operating expenses and taxes.

The Company believes that its existing facilities are sufficient for its current needs. The full text of the Office Lease is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 1.01 of this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

99.1	Office Lease, dated April 4, 2022, by and between Company and the Landlord
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

Date: April 8, 2022
	By:	/s/ Erick Lucera
Erick Lucera
Chief Financial Officer